MEMORANDUM



DATE:     April 5, 1995

TO:       Jerry Goldress

FROM:     Bradley Hoecker

RE:       Consulting Agreement


Per our conversation with Jerry Armstrong, I would like to address the following issues as they pertain to your GGG, Inc.
consulting agreement.

     -    You are to add Chairman of the Board and Chief
          Executive Officer to your title.

     - Effective March 1, 1995, your base will be $450,000 per year.

     - You will receive a $50,000 signing bonus when this amendment to your contract is completed.

     - The termination date of your contract will be extended to October 1, 1997.

You have asked us to review your option plan and it is our intent to do so in the context of reviewing the plan for all the employees.

I have asked each of the directors to sign this offer sheet to indicate our agreement and total support of this offer. If you have questions, feel free to call any of us.

This amendment becomes effective with your signature.


                                         /s/ James J. Burke, Jr.
                                        -------------------------
                                        James J. Burke, Jr.

                                         /s/ Gerald S. Armstrong
                                        -------------------------
                                        Gerald S. Armstrong

                                         /s/ Rupinder S. Sidhu
                                        -------------------------
                                        Rupinder S. Sidhu

                                         /s/ Bradley J. Hoecker
                                        -------------------------
                                        Bradley J. Hoecker



 /s/ Jerry E. Goldress
- --------------------------
Jerry E. Goldress, CEO
GGG, Inc.